Exhibit 99.1

Certified Public Accountants and Advisors

A PCAOB Registered Firm

713-489-5635 bartoncpafirm.com Cypress, Texas

December 18, 2025

Alfredo Papadakis, President & Board Chairman

Green Rain Energy Holdings, Inc.

8549 Wilshire Blvd., Suite 1216

Beverly Hills, CA 90211

Dear Mr. Papadakis:

We are pleased to confirm our understanding of the services we are to provide for Green Rain Energy Holdings, Inc., (the “Company”).

We will audit the balance sheets of the Company as of December 31, 2025 and 2024 and the related statements of operations, stockholders’ equity, and cash flows for the years then ended and the related notes (collectively referred to as the financial statements). Based on our audit, we will issue a written report on the Company’s financial statements all of which may be included in a Form 10, 1-A, S-1, or S-4, or similar form that may be proposed to be filed by the Company under the Securities Exchange Act of 1933 with the Securities and Exchange Commission (“SEC”). We will also audit the opening balance sheet as of December 31, 2023.

We understand that the Company may raise funds in accordance with the SEC rules and regulations of Regulation A or through a public offering or de-SPAC transaction. Accordingly, subject to our approval based on procedures defined below, we will provide our consent for the use of the audited financial statements noted above for a Form 1-A, S-1 or S-4, or similar filing and amendments thereto, if and when filed with the SEC.

Audit Objective

The objective of an audit of the financial statements is the expression of an opinion on the financial statements. Accordingly, the objective of our audit is the expression of an opinion about whether the Company’s financial statements are fairly presented, in all material respects, in conformity with accounting principles generally accepted in the United States.

Auditor Responsibilities

As a public accounting firm registered with the Public Company Accounting Oversight Board (PCAOB), we are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We are responsible for conducting our audit of the financial statements in accordance with the standards established by the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Because our audit is designed to provide reasonable, but not absolute, assurance and because we will not perform a detailed examination of all transactions, there is some risk that material misstatements of the financial statements may exist and not be detected by us. Although not absolute assurance, reasonable assurance is a high level of assurance. Also, a financial statement audit is not designed to detect error or fraud that is immaterial to the financial statements or violations of laws or governmental regulations that do not have a direct and material effect on the financial statements.

1

We will provide to and discuss with management and the audit committee (or Board of Directors in the absence of a formal audit committee, hereafter referred to as the audit committee) a draft of the auditor’s report. If for any reason we are unable to complete our audit or are unable to form, or have not formed, an opinion, we retain the right to take any course of action permitted by professional standards or regulatory requirements, including declining to express an opinion or issue a report, or withdrawing from the engagement. In that circumstance, we will notify the audit committee and management.

Audit Procedures

Our audit of the financial statements will include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Our audit will include tests of documentary evidence supporting the transactions recorded in the accounts, including tests of the physical existence of inventories and direct confirmation of certain assets and liabilities by correspondence with selected customers, creditors, and financial institutions. The audit will include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. An audit also includes evaluating the appropriateness of accounting principles used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. In connection with our audit of the financial statements, we will obtain an understanding of internal control sufficient to plan the audit and to determine the nature, timing, and extent of audit procedures to be performed; however, an audit of the financial statements is not designed to provide assurance on internal control or to identify internal control deficiencies.

Our audit of the financial statements will also include reading the other information in the Company’s direct registration statement and considering whether other information in the direct registration statement (including the manner of its presentation) contains a material misstatement of fact or is materially inconsistent with information in the financial statements. However, our audit will not include procedures to corroborate such other information. We are also required to read any document, including the direct registration statement and filings with the SEC, that contains or incorporates by reference our audit report, or contains any reference to us.

We will conduct our audit in accordance with auditing standards generally accepted in the United States (“GAAS”) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and will include tests of your accounting records and other procedures we consider necessary to enable us to express such an opinion. We will not perform an audit of internal control over financial reporting.

Procedure for Registration Statements

In connection with our audit described in the sections above, we may be asked to include such report into a Form S-1, S-3, S-4, or S-8, or other similar filing. In connection with the issuance of our consent, we will perform certain procedures as required by professional standards. These procedures include, but are not limited to, the following:

•	Reading the registration statement for consistency with the financial statements filed therein or mentioned by reference.
•	Reading and discussing with Company management the recent financial information.
•	Inquiring of management about the status of contingencies, commitments, pending litigation and other matters.
•	Inquiring of management about material events subsequent to the date of our audit report and review of related documentation.
•	Inquiring of new commitments and possible loss contingencies.
•	Obtaining a representation letter from management covering the above matters and other matters as appropriate.

Based on the results of our procedures, we will consider whether the financial statements and/or our auditors’ report need to be modified in order to consent to the inclusion of our report in the registration statement.

The Company’s management is responsible for making available to us all financial records and related information and personnel with information of relevance to our work. The Company’s management is also responsible for the completeness and accuracy of statements made therein. Management will provide us updated representations with respect to the financial statements incorporated by reference.

2

Auditor Responsibility to Communicate with the Audit Committee and Management

We will communicate to the audit committee and management of the Company, as appropriate, any errors, fraud, or other illegal acts (unless clearly inconsequential) that come to our attention during our audit. In the case of illegal acts that, in our judgment, would have a material effect on the financial statements, we are also required to follow procedures set forth in the Private Securities Litigation Reform Act of 1995 and in Section 10A of the Securities Exchange Act of 1934, which, under certain circumstances, requires us to communicate our conclusions to the SEC. While the objective of our audit of the financial statements is not to report on the Company’s internal control and we are not obligated to search for material weaknesses or significant deficiencies as part of our audit of the financial statements, we will communicate in writing to the audit committee and management all material weaknesses and significant deficiencies relating to internal control over financial reporting identified while performing our audit. We will also communicate in writing to management all deficiencies in internal control over financial reporting that are of a lesser magnitude than significant deficiencies not previously communicated in writing by us or by others, including the Company’s internal auditors. We will also inform the audit committee when we have communicated to management all internal control deficiencies. If we conclude that the audit committee’s oversight of the Company’s external financial reporting and internal control over financial reporting is ineffective, we will communicate that conclusion in writing to the Company’s board of directors.

We are also responsible for communicating with the audit committee about certain other matters related to our audit, including (1) our audit responsibility under PCAOB standards; (2) information relating to our independence with respect to the Company; (3) an overview of our overall audit strategy, timing of the audit, and significant risks identified during our risk assessment procedures; (4) management’s initial selection of, or changes in, significant accounting policies or the application of such policies, and the effect on the Company’s financial statements or disclosures of significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or consensus or diversity in practice; (5) the Company’s critical accounting policies and practices, including the reasons certain policies and practices are considered critical and how current and anticipated future events might affect the determination of whether certain policies and practices are considered critical; (6) a description of the process management used to develop critical accounting estimates, management’s significant assumptions used in critical accounting estimates that have a high degree of subjectivity, and any significant changes management made to the process used to develop critical accounting estimates or management’s significant assumptions, including a description of management’s reasons for the changes and the effects of the changes on the financial statements; (7) significant transactions outside of the normal course of the Company’s business or that otherwise appear to be unusual due to their nature, timing, or size, along with the policies and practices used to account for significant unusual transactions, and our understanding of the business purpose (or lack thereof) of significant unusual transactions; (8) our evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties; (9) our evaluation of the quality of the Company’s financial reporting; (10) corrected misstatements arising from our integrated audit and the implications that such corrected misstatements might have on the Company’s financial reporting process; (11) uncorrected misstatements aggregated during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in the aggregate; (12) if applicable, our evaluation of the Company’s ability to continue as a going concern; (13) difficult or contentious issues about which we consulted with others and that we believe are relevant to the audit committee’s oversight of the financial reporting process; (14) disagreements with management about matters, whether or not satisfactorily resolved, that could be significant to the Company’s financial statements or our report; (15) any concerns we may have related to significant auditing or accounting matters about which management has consulted with other accountants; (16) any issues discussed with management prior to our retention, including significant discussions regarding the application of accounting principles and auditing standards; (17) any significant difficulties encountered in performing the audit; and (18) other matters required to be communicated by PCAOB standards or that are significant to the oversight of the Company’s financial reporting process.

Furthermore, we are responsible for providing a copy of the management representation letter to the audit committee if management has not done so, and for communicating to the audit committee other material written communications between the auditor and management.

Management Responsibilities

Management is responsible for the fair presentation of the Company’s financial statements (including disclosures) in accordance with accounting principles generally accepted in the United States, for the selection and application of accounting principles, for making all financial records (including names of related parties and related-party relationships and transactions) and relevant information available to us on a timely basis, and for the accuracy and completeness of that information. Management also agrees that we will have unrestricted access to persons within the Company from whom we determine it necessary to obtain audit evidence and the full cooperation of Company personnel.

3

Management is also responsible for adjusting the financial statements to correct material misstatements relating to accounts or disclosures and affirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. In addition, management is responsible for the design and implementation of programs and controls to prevent and detect fraud and for identifying and ensuring that the Company complies with applicable laws and regulations, and for informing us of any known material violations of such laws and regulations that would have an effect that is material to financial statement amounts or disclosures.

Management is also responsible for establishing and maintaining effective internal control over financial reporting, including monitoring activities; notifying us of all deficiencies in the design or operation of internal control over financial reporting of which it has knowledge; and describing to us any fraud resulting in a material misstatement of the financial statements and any other fraud involving senior management or employees who have a significant role in the Company’s internal control.

At the conclusion of our audit, management agrees to provide us with a letter that confirms certain representations made to us during our audit about the Company’s financial statements and related matters. Management is responsible for making all management decisions and performing all management functions; for designating an individual with suitable skill, knowledge, or experience to oversee and any other non-attest services we provide; and for evaluating the adequacy and results of those services and accepting responsibility for them.

Engagement Administration, Fees, and Other

Dan Barton is the engagement partner and is responsible for supervising the engagement and signing the report or authorizing another individual to sign it. We expect to begin our audit approximately one week or sooner after management notifies us that the Company is ready to commence the audit.

Estimated fees for audit services are described below. The fee estimates and completion of our work is based on anticipated cooperation from Company personnel; timely responses to our inquiries; timely communication of all significant accounting and financial matters; and the assumption that unexpected circumstances will not be encountered during the engagement. We may be unable to determine the impact on the estimated fees until the conclusion of the audit or a period close thereto. In addition, delay of information being provided by the Company that requires increased short-term efforts by us to meet deadlines or scheduled progression of the engagement, or Company imposed deadlines that are modified or based on regulatory requirements, or specific filings such as but not limited to registration statements that require our consent, whereby we are not provided at minimum two-weeks’ notice, may be subject to increased expedited rates for our engagement members at our sole discretion. In addition, these services and the related fees may be affected by new accounting standards.

Our fees are based on the actual hours worked by our professionals at the standard hourly rates set out below, plus out-of-pocket expenses. Any fee amounts quoted in this letter are good faith estimates only, not caps, fixed fees, or guarantees. Actual fees will vary with the time required and the scope and condition of your records, responsiveness to requests, unforeseen issues, and any additional procedures we deem necessary to comply with professional standards. Our standard hourly rates for this engagement are as follows: Partner: $500/hour; Senior Manager: $400/hour; Manager: $300/hour; Senior Associate: $225/hour; Associate: $150/hour; Paraprofessional: $95/hour.

A retainer of $10,000 is due upon signing. We will issue invoices every two weeks and apply the retainer to amounts billed. When the retainer balance falls to $2,000, you agree to replenish the retainer back to $10,000 within five (5) business days. We may pause work (and, if necessary, withhold delivery of reports) until the retainer is replenished. Any unused retainer will be applied to the final invoice and any remaining balance refunded. Whenever possible, we will attempt to use Green Rain Energy Holdings, Inc.’s personnel to assist in the preparation of schedules and analysis of accounts. This effort could substantially reduce our time requirements and facilitate the timely conclusion of the review.

All invoices are due and payable upon presentation. Amounts not paid within 30 days from the invoice date will be subject to a late payment charge of 4% compounded monthly for each month that the invoice is late. Certain payment methods may include a processing fee, typically around 3.5%.

4

If the Company files a Form 1-A, S-1, or S-4, or any other filing requiring an auditor consent letter, services related to our consent are estimated to be $5,000 for any original filing, and $3,000 for any amendment thereafter. Should a comfort letter be required, the fee for such letter and related procedures are estimated to be $5,000. Such invoices will be provided periodically as the Form 1-A, S-1, or S-4 and amendments thereto are filed, or when available. All invoices are due on presentation. If no such services are required, no fees will be incurred or due.

Regarding electronic filings, including but not limited to Form 1-A, S-1, or S-4, management agrees that, before filing any document in electronic format with the SEC with which we are associated, we will be advised of the proposed filing on a timely basis. We will provide the Company a signed copy of our report and consent. These manually signed documents will serve to authorize the use of our name prior to the Company’s electronic transmission. Management will provide us with a complete copy of the accepted document.

The Company will also be billed for travel and other out-of-pocket costs such as report production, word processing, postage, confirmation service provider fees, inventory counts, etc. Additional expenses are estimated to be under $2,000. However, if the inventory is held outside the United States and requires a physical count, the estimated outof-pocket expenses may increase, with a cap set at $5,000 instead of $2,000. If an inventory count is required and, due to disorganization or discrepancies in the provided inventory listing, we must double the number of count selections, count all inventory, or perform a recount, an additional fee of $5,000 will be charged.

As part of this engagement, we will not perform any bookkeeping services for the Company. It is the responsibility of the Company to complete all bookkeeping activities in a timely and accurate manner prior to the commencement of the audit. Should a significant number of journal entries be required as a result of incomplete or insufficient bookkeeping, additional charges will apply at a rate of $100 per entry beyond the tenth journal entry. These additional charges reflect the extra work required on our part that falls outside the scope of the original engagement fee and arises from the Company’s responsibility to maintain adequate and competent financial records.

All invoices are due and payable upon presentation. Amounts not paid within 30 days from the invoice date will be subject to a late payment charge of 4% compounded monthly for each month that the invoice is late. If multiple payments are late, monthly compound interest will be calculated on the total outstanding overdue balance at the end of each month. At our discretion, all work on the engagement will stop until the outstanding balance is paid.

The Company may wish to include or incorporate by reference our audit report on these financial statements in other documents, such as a registration statement proposed to be filed under the Securities Act of 1933 or in some other securities offering. If so, you agree not to include our audit report or make reference to our firm without our prior permission or consent. Any agreement to perform work in connection with an offering, including an agreement to provide permission or consent, other than described herein, will be a separate engagement.

Any additional services that may be requested, and we agree to provide, will be the subject of separate arrangements.

Our audit engagement ends on delivery of our audit report. Any follow-up services that might be required will be a separate, new engagement. The terms and conditions of that new engagement will be governed by a new, specific engagement letter for that service. We acknowledge your right to terminate our services at any time, and you acknowledge our right to resign at any time (including instances where in our judgment, our independence has been impaired or we can no longer rely on the integrity of management), subject in either case to our right to payment for all direct and indirect charges including out-of-pocket expenses incurred through the date of termination or resignation or thereafter as circumstances and this agreement may require, plus applicable interest, costs, fees and attorneys’ fees.

The audit documentation for this engagement is the property of our firm and constitutes confidential information. However, we may be requested to make certain audit documentation available to the PCAOB, SEC, or other regulators pursuant to the authority given to them by law or regulation. If requested, access to such audit documentation will be provided under the supervision of firm personnel. Further, upon request, we may provide copies of selected audit documentation to the regulator. The regulator may intend, or decide, to distribute the copies or information contained therein to others, including other government agencies. We agree to communicate with you on a timely basis any requests by the PCAOB for access to audit documentation as part of its inspection process and when it desires direct contact with members of the audit committee.

5

We may, from time to time and depending on the circumstances, use third-party service providers in serving your account. We may share confidential information about you with these service providers but remain committed to maintaining the confidentiality and security of your information. Accordingly, we maintain internal policies, procedures, and safeguards to protect the confidentiality of your personal information. In addition, we will secure confidentiality agreements with all service providers to maintain the confidentiality of your information and we will take reasonable precautions to determine that they have appropriate procedures in place to prevent the unauthorized release of your confidential information to others. In the event that we are unable to secure an appropriate confidentiality agreement, you will be asked to provide your consent prior to the sharing of your confidential information with the third-party service provider. Furthermore, we will remain responsible for the work provided by any such third-party service providers.

As a result of our prior or future services to the Company, we may be required or requested to provide information or documents to you or a third-party in connection with a legal or administrative proceeding (including a grand jury investigation) in which we are not a party. If this occurs, our efforts in complying with such requests or demands will be deemed a part of this engagement and we shall be entitled to compensation, based on rates indicated above, for our time and reimbursement for reasonable out-of-pocket expenditures (including legal fees) in complying with such request or demand. This is not intended, however, to relieve us of our duty to observe the confidentiality requirements of our profession.

If a claim or dispute cannot be settled through mediation, each party irrevocably consents to the exclusive jurisdiction and venue of the appropriate state or federal court located in Harris County, Texas and the terms of this engagement will be governed by the laws of such state, in connection with any dispute hereunder or the enforcement of any right or obligation hereunder. The firm and its client, to the extent permitted by law, each knowingly, voluntarily and intentionally waive the right to a trial by jury in any action arising out of or relating to this engagement letter or the services provided. This waiver applies to any legal action or proceeding whether sounding in contract tort, negligence or otherwise.

In the event of any litigation or dispute arising from or related to this engagement, including but not limited to the collection of fees or the enforcement of this agreement, the prevailing party with respect to any particular matter in dispute shall be entitled to recover all attorney’s fees, court costs, and other related expenses from the nonprevailing party. This clause shall survive the termination or expiration of this engagement.

Management agrees that we shall have no liability for any loss or damage to any person or entity resulting from the use of email transmissions, including any consequential, incidental, direct, indirect or special damages, such as loss of revenues or anticipated profits, or disclosure or communication of confidential or propriety information or missed deadlines.

This letter comprises the complete and exclusive statement of the agreement between the parties, superseding all proposals, oral or written and all other communications between the parties. If any provision of this letter is determined to be unenforceable, all other provisions shall remain in force. Review this letter carefully. By paying the fees invoiced to you and/or signing this letter below, you agree to these terms and conditions.

It is hereby understood and agreed that this engagement is being undertaken solely for the benefit of the Company and that no other person or entity shall be authorized to enforce the terms of this engagement.

PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, requires that we disclose to you in writing, at lease annually, all relationships between our firm and any affiliates and your Company and its related entities or persons in financial reporting oversight roles at your Company that may reasonably be thought to bear on independence. As of the date of this letter, we are not aware of any such relationships that are relevant to our independence. Accordingly, we confirm that we are independent of the Company in compliance with Rule 3520 and within the meaning of the federal securities laws administered by the Securities and Exchange Commission. This should be used by management in your consideration of our independence as auditors and should not be used for any other purpose.

We appreciate the opportunity to be of service and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign the enclosed copy and return it to us.

Very truly yours,

BARTON CPA PLLC

Cypress, Texas

6

RESPONSE:

This letter correctly sets forth the understanding of Green Rain Energy Holdings, Inc.

/s/ Alfredo Papadakis

Alfredo Papadakis, President & Board Chairman*

December 18, 2025

Date

*By signing the above, the signatory represents that the entire Board of Directors approves the engagement letter and related services to be rendered described herein.

7